UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 21, 2015, Strategic Hotels & Resorts, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, stockholders considered and voted upon the following proposals:

1.	The election of nine directors (identified in the table below) to serve until the Company’s next annual meeting of stockholders and until such directors’ successors are duly elected and qualify;

2.	The approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as described in the proxy statement for the 2015 Annual Meeting (the “Proxy Statement”);

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

4.	The approval, on a non-binding advisory basis, of a stockholder proposal as described in the Proxy Statement (the “Stockholder Proposal”).
The following table sets forth the number of votes in favor, the number of votes withheld and the number of broker non-votes with respect to the election of directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Robert P. Bowen	220,958,834	1,489,261	9,049,600
Raymond L. Gellein, Jr.	218,168,501	4,279,594	9,049,600
James A. Jeffs	220,018,100	2,429,995	9,049,600
David W. Johnson	220,946,517	1,501,578	9,049,600
Richard D. Kincaid	220,647,314	1,800,781	9,049,600
Sir David M.C. Michels	220,686,381	1,761,714	9,049,600
William A. Prezant	220,813,584	1,634,511	9,049,600
Eugene F. Reilly	220,693,311	1,754,784	9,049,600
Sheli Z. Rosenberg	219,513,235	2,934,860	9,049,600

The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
220,484,762	1,913,464	49,869	9,049,600

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

Votes in Favor	Votes Against	Abstentions
229,565,011	1,691,123	241,561

The following table sets forth the number of votes in favor, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the approval, on a non-binding advisory basis, of the Stockholder Proposal:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
167,256,322	50,094,975	5,096,798	9,049,600

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2015

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
Name:	Paula C. Maggio
Title:	Executive Vice President, General Counsel & Secretary